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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 4, 1999

                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)

       North Carolina                    333-64775                 56-2064715
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(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
      of Incorporation)                  Number)             Identification No.)

             301 South College Street
            Charlotte, North Carolina                             28202-6001
            (Address of Principal Executive                      ------------
               Offices)                                           (Zip Code)

        Registrant's telephone number, including area code (704) 374-4868
                                                          -----------------

                                    No Change
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          (Former name or former address, if changed since last report)

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         Item 7.  Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 25.1.  Form T-1 Statement of Eligibility.

                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ASSET FUNDING CORPORATION, as
                                    Depositor and on behalf of Mortgage Lenders
                                    Home Equity Loan Trust 1999-1

                                    Registrant

                                    By:           /s/ Carolyn Eskridge
                                        -----------------------------------
                                        Name:     Carolyn Eskridge
                                        Title:    Vice President

Dated:  June 4, 1999

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                DESCRIPTION
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Exhibit 25.1.              Form T-1 Statement of Eligibility